(ICON)

Prudential
Government
Income
Fund, Inc.

SEMI
ANNUAL
REPORT
Aug. 31, 1997

(LOGO)


Prudential Government Income Fund, Inc.

Performance At A Glance.
Interest rates edged lower over the past six months as investors reacted to some of the best inflation news since the Great Depression. The Prudential Government Income Fund provided solid returns for the six-month period ended August 31, beating the average U.S. government bond fund tracked by Lipper Analytical Services. Our emphasis on investment grade bonds that carried higher yields than U.S. Treasuries bolstered your Fund's performance.

Cumulative Total Returns1                               As of 8/31/97


                              Six     One    Five     Ten      Since
                             Months   Year   Years   Years   Inception2
Class A                      4.26     9.47%  33.43%    N/A     76.20%
Class B                      3.91     8.86   28.80   103.69%  149.23
Class C                      3.95     8.94    N/A      N/A     23.05
Class Z                      4.22     9.63    N/A      N/A      7.50
Lipper Gen U.S.
Gov. Bond Avg.3              3.88     8.91   31.62   110.01     ***
</TALE>

Average Annual Total Returns1                     As of 9/30/97

               One       Five        Ten         Since
               Year      Years      Years      Inception2
Class A       4.79%      5.16%       N/A          7.28%
Class B       3.54       5.11        7.81%        7.74
Class C       7.62       N/A         N/A          7.25
Class Z       9.44       N/A         N/A          5.73

Distributions & Yields                        As of 8/31/97

                             Total Dividends      30-Day
                             Paid for Six Mos.   SEC Yield
Class A                            $0.29            5.91%
Class B                            $0.26            5.47
Class C                            $0.26            5.55
Class Z                            $0.29            6.31

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares and a declining contingent deferred sales charge (CDSC) 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years. Class Z shares are not subject to a sales charge or a distribution fee.

2Inception dates: 1/22/90 Class A; 4/22/85 Class B; 8/1/94 Class C; 3/4/96 Class Z.

3The Lipper General U.S. Government Bond Average includes 188 funds for six months; 181 funds for one year; 79 funds for five years and 48 funds for 10 years.

*** The Lipper Since Inception category return for Class A shares is 74.08%; for Class B shares is 162.49%; for Class C shares is 22.88% and for Class Z shares is 7.90% for all funds in each share class.

How Investments Compared.
    (As of 8/31/97)
         (GRAPH)
Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Barbara L. Kenworthy, Fund Manager
(PHOTO)

Portfolio
Manager's Report
The Prudential Government Income Fund is designed for investors who want high current return, primarily from bonds issued or guaranteed by the U.S. government or its agencies. At least 65% of the Fund's total assets are invested in U.S. government securities. There can be no assurance that the Fund will achieve its investment objective.

Corporates Debut.
The Prudential Government Income Fund invested in corporate bonds for the first time over the last six months because they provided better returns than government bonds. We purchased obligations of well-known companies such as Merck and Ford in maintaining our policy of investing in higher quality securities. As of August 31, U.S. corporate bonds accounted for 11% of the Fund's total investments.

Strategy Session.
-------------------------------------------------------------------------------
The Fed Moves.
By the beginning of March, many investors realized that the Federal Reserve would have to increase the Federal Funds rate (what banks charge each other for overnight loans) to rein in robust U.S. economic growth that could spark higher inflation. Investors fear inflation because it erodes the value of a bond's coupon and principal payments. So they pushed bond yields higher and prices lower in anticipation of the quarter percentage point increase that raised the Federal Funds rate to 5.5% in March. It was the first rate increase in two years.

Bond yields climbed further until investors realized there was little justification for a second rate increase as inflationary pressures remained subdued. Furthermore, investors were cheered by news that the U.S. Treasury would need to borrow fewer dollars than expected in the spring because of higher tax revenues and lower government spending. The Treasury borrows by issuing securities. So the prospect of fewer new Treasuries meant that investor demand could keep pace with or surpass the supply of bills, notes and bonds.

After interest rates remained unchanged by the central bank on May 20, the bond market rally picked up steam. The news on inflation kept getting better as shown by the producer price index which declined during each of the first seven months of the year because of increased worker productivity, a strong dollar and cheap oil.

By July, the yield on the 30-year U.S. Treasury bond fell to 6.30%, its lowest for the reporting period. With yields so low, we combed the market for attractively priced bonds such as those issued by government agencies and commercial mortgage-backed securities. To take better advantage of rising bond prices, we lengthened the Fund's duration (a measure of sensitivity to interest rate changes) to 5.4 years as of July 31 from 5.2 years as of May 30. A longer duration enables the value of the Fund to gain more rapidly when interest rates fall.

     Portfolio Breakdown.
 Expressed as a percentage of
total investments as of 8/31/97.
           (GRAPH)

What Went Well.
-------------------------------------------------
Hunting For Yield.
The yield on the 30-year U.S. Treasury bond remained in a fairly narrow range over the past six months, fluctuating less than one percentage point. Under these market conditions, we sought securities that offered incremental yield over Treasuries such as government agency and corporate bonds. During that time, we reduced our holdings of Treasuries to 22% as of August 31, 1997 from 33% as of February 28, 1997. By altering our asset mix, we enhanced the Fund's returns.

Tennessee Valley Authority and the Small Business Administration are two agencies whose bonds provided your Fund with solid returns. Overall, government agency securities returned 4.44% during the reporting period compared with 4.21% for Treasuries, based on the Lehman Brothers Index.

The Lehman Brothers Index also showed corporate bonds rose 4.68% for the period. Attractive returns, however, were not the only reason we invested in corporate debt. For example, we bought Merck medium-term notes that give holders the option to put the notes back to the company at par each year beginning in 1999. (The notes have a 30-year final maturity.) When interest rates decline, we would hold on to the Merck notes since they would likely carry higher yields than newly issued securities. This differs from mortgage backed securities, which are often retired early when interest rates fall and consumers refinance their home loans. So the Merck notes help offset the risk of early redemption on our mortgage-backed securities. As the reporting period ended, 11% of your Fund's total investments were invested in corporate bonds.

Five Largest Issuers.
6.0%  N.J. Economic Dev.
      Auth. 7.4%  2/15/29
5.7%  U.S. Treasury Bond
      12.5%  8/15/14
4.9%  Federal Home Loan
      Mortgage Corporation
      8.0%  1/1/22 - 9/1/24
4.6%  Government National
      Mortgage Association
      7.0%  2/15/09 - 12/15/2099
4.4%  Government National
      Mortgage Association
      7.5%  5/15/02 - 3/15/26

Expressed as a percentage of net assets as of 8/31/97.

And Not So Well.
-------------------------------------------------
Missed Opportunity.
After the March interest rate increase, bond yields continued to climb because many investors expected the Federal Reserve to act again in May. (The yield on the 30-year U.S. Treasury bond reached 7.16% on April 14, its peak for the reporting period.) However, government reports released in the spring showed the central bank had little reason to raise the Federal Funds rate again because inflationary pressures remained subdued. As this sunk in, investors began to push interest rates lower. The Fund would have gained even more had we extended its duration by locking in the higher yields available during April and May.

Looking Ahead.
Our bond market outlook is guardedly optimistic. We expect the supply of new U.S. Treasury securities will continue to shrink while investor demand remains strong. If solid economic growth continues, government borrowing needs may decline further, fewer Treasuries might be issued and bond prices could climb. Of course, solid economic growth could also push up inflation and prompt another Federal Funds rate increase. Should that happen, bond prices could decline. We therefore have adopted a cautious stance and are unwilling to extend the Fund's duration much further.

Barbara Kenworthy Talks Of Bonds, Yields and Opportunities.

We recently spent a few moments with Portfolio Manager Barbara Kenworthy for her views on bonds, yields, interest rates and investment opportunities in the final months of 1997.

Q. Barbara, it's been a great year so far for stocks.
   Why should an investor consider bonds?
A. For starters, bonds look appealing because stock prices have recently become more volatile. But a better reason to buy bonds is because they are one of the best values they've been in a long time.

   Investors always want to know a bond's yield but they should also be looking at the real rate of return -- what they will earn after subtracting inflation. For example, if the yield on a 30-year U.S. Treasury is 6.5% and inflation is only 2.0%, then your real rate of return is 4.5%. That's good news. Because inflation has been surprisingly low this year, investors are now earning more than a 4% real rate of return -- among the highest we've seen in a decade.

   What's more, when real rates of return are as high as they are now, it's much less likely that bond prices will fall very far.

Q. Are interest rates headed lower in the long run?
A. I do not expect any dramatic moves in interest rates either up or down. I expect that interest rates will probably remain stuck in a relatively narrow range for the rest of 1997. I'm keeping the Government Income Fund's duration (a measure of a fund's sensitivity to interest rate changes), slightly longer than that of comparable funds in order to take advantage of any further gains in bond prices. However, I am not willing to extend duration much further because I want to protect the value of my Fund in case interest rates do rise.

Q. Do you think the Federal Reserve will raise short-term rates this year?
A. I believe the Fed will act only if economic data shows that inflationary pressures are building. For the past three months, the central bankers have said they will not hesitate to move quickly if signs of inflation appear. Most recently in an October meeting, Fed Chairman Alan Greenspan reminded the financial markets that he is watching the situation carefully.

Q. What kinds of bonds do you find attractive?
A. I like bonds that offer incremental yield over U.S. Treasuries such as corporate bonds, government agency securities and asset-backed securities (including those backed by mortgages). We seek corporate bonds that appear undervalued as well as those that we believe stand a good chance of being upgraded by a major credit rating agency. While corporate bonds continue to provide higher yields than Treasuries, the difference between their yields has decreased dramatically as corporate bond prices rallied strongly in 1997. But as the end of the year approaches, the difference between yields on corporate bonds and Treasuries could increase as investors sell corporate bonds to book profits. Still, we like clipping the higher coupons on corporate bonds as we wait to see whether prices on our bonds appreciate because they were undervalued or upgraded. Before we purchase asset-backed securities, our analysts carefully evaluate the underlying installment loans, leases and revolving lines of credit on the basis of present and future value. This is important because we need to determine whether there is sufficient cash flow to pay interest and principal on the securities.

                         (PHOTO)

President's Letter                                           September 22, 1997
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder:
As we enter the final months of 1997, the news from the financial markets remains very positive. Since the beginning of the year through August, stocks have gained nearly 23%, according to the Standard & Poor's 500 Index. The Dow Jones Industrial Average has set -- and then has broken -- new records. Short-term interest rates are up modestly, which is good news for money market investors, and bonds are also producing healthy returns.

While the overall picture is favorable there have been a few bumps along the way. In early spring stock prices fell nearly 10% and a similar, although less steep, sell-off happened in late summer. In both instances the financial markets recovered, but these market swings illustrate the importance of developing an investment strategy and sticking with it.

Here are a few thoughts to keep in mind that may help stay the course during times of market uncertainty or volatility.

- Keep Your Expectations Realistic. The best investors know that financial markets rise and fall -- and so too, will the value of their investments. Over time, however, stocks have been shown to produce very attractive returns that were well ahead of inflation. And where income is the primary goal, bonds have also provided attractive returns.

- Remember Your Time Horizon. If your investment goals are long term (several years or more), your time horizon should also be long term. During this period, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- We're On Your Side. Your Prudential Securities Financial Advisor or Pruco Securities Registered Representative can help you understand what's happening in the financial markets. They can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call him or her today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of       PRUDENTIAL GOVERNMENT INCOME FUND, INC.
August 31, 1997 (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--100.0%
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs--39.9%
             Federal Home Loan Mortgage Corp.,
  $35,093    7.50%, 2/01/22 - 4/01/25             $   35,503,231
   61,477    8.00%, 1/01/22 - 9/01/24                 63,372,949
    4,894    8.50%, 6/01/07 - 4/01/20                  5,161,660
    2,156    11.50%, 10/01/19                          2,445,247
             Federal National Mortgage Assoc.,
   23,437    6.50%, 5/01/11 - 6/01/24                 22,642,590
   50,118    7.00%, 7/01/03 - 9/01/26                 49,544,547
   31,769    7.125%, 2/01/07                          32,274,908
   31,239    7.50%, 4/01/07 - 10/01/26                31,830,746
   22,481    8.00%, 5/01/25 - 12/01/2099              23,143,649
   39,338    8.50%, 6/01/17 - 3/01/25                 41,440,161
    9,611    9.00%, 8/01/24 - 4/01/25                 10,345,525
    1,853    9.50%, 10/01/19 - 3/01/25                 2,000,487
             Government National Mortgage
                Assoc.,
   59,341(a) 7.00%, 2/15/09 - 12/15/2099              58,887,890
   56,007    7.50%, 5/15/02 - 3/15/26                 56,703,343
   35,481    8.00%, 7/15/16 - 3/15/24                 36,983,337
   19,473    9.00%, 4/15/01 - 7/15/21                 20,676,357
   18,564    9.50%, 10/15/09 - 12/15/17               20,141,320
             Government National Mortgage Assoc. II,
    3,347    9.50%, 5/20/18 - 8/20/21                  3,595,033
                                                  --------------
             Total U.S. Government Agency
                Mortgage Pass-Throughs
                (cost $498,327,159)                  516,692,980
------------------------------------------------------------
U.S. Government Obligations--22.2%
             United States Treasury Bonds,
    3,000(b) 7.625%, 2/15/25                           3,348,750
      750    9.00%, 11/15/18                             944,063
   20,000(b) 10.375%, 11/15/09                        24,428,200
   35,000(b) 10.625%, 8/15/15                         49,421,050
    1,860    12.00%, 8/15/13                           2,638,577
   50,000(b) 12.50%, 8/15/14                          74,117,000
   20,000(b) 12.75%, 11/15/10                         27,871,800
   25,000(b) 13.25%, 5/15/14                          38,437,500
             United States Treasury Notes,
   $7,000(c) 6.625%, 5/15/07                      $    7,120,330
    4,100    6.875%, 7/31/99                           4,165,969
    1,770    7.25%, 8/15/04                            1,859,597
   40,000(b) 12.375%, 5/15/04                         53,000,000
                                                  --------------
             Total U.S. Government Obligations
                (cost $293,026,482)                  287,352,836
------------------------------------------------------------
U.S. Government Agency Securities--14.8%
             Federal Home Loan Bank,
   21,990    6.635%, 8/04/04                          21,739,176
    1,000    6.78%, 7/24/02                              993,590
             Small Business Administration,
   20,087    Series 1995-20B, 8.15%, 2/01/15          21,267,701
   23,901    Series 1995-20L, 6.45%, 12/01/15         23,346,138
   34,061    Series 1996-20H, 7.25%, 8/01/16          34,670,449
   19,532    Series 1996-20K, 6.95%, 11/01/16         19,571,360
             Tennessee Valley Authority,
      600    Series 1993-D, 7.25%, 7/15/43               587,022
   30,000    Series 1995-B, 6.235%, 7/15/45           30,087,300
   40,469    Series 1997-A, 3.375%, 1/15/07           39,980,737
                                                  --------------
             Total U.S. Government Agency
                Securities
                (cost $191,675,305)                  192,243,473
------------------------------------------------------------
Collateralized Mortgage Obligations--5.4%
             Amresco Commercial Mortgage
                Funding I Corp., Series
                1997-C1,
   20,000    Class A3, 7.19%, 6/17/29                 20,412,500
             Federal National Mortgage Assoc.,
             Series 1997-M2, Class C, 7.34963%,
                10/17/16                              38,602,674
   37,213
             Resolution Trust Corp.,
             Series 1994-1, Class, B2, 7.75%,
                9/25/29                                5,275,601
    5,246

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of       PRUDENTIAL GOVERNMENT INCOME FUND, INC.
August 31, 1997 (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)

----------------------------------------------------------
Collateralized Mortgage Obligations (cont'd.)
             Structured Asset Securities Corp.,
             Series 1995-C1, Class C, 7.375%,
                9/25/24                           $    5,044,141
   $5,000
                                                  --------------
             Total Collateralized Mortgage
                Obligation
                (cost $62,690,687)                    69,334,916
------------------------------------------------------------
U.S. Government - Stripped Securities--4.2%
             Financing Corp.,
    5,000    Zero Coupon, 3/07/04                      3,281,800
             Israel AID,
   46,100    Zero Coupon, 2/15/09                     21,455,862
   25,584    Zero Coupon, 8/15/09                     11,502,566
   37,600    Zero Coupon, 5/15/15                     11,144,640
   46,100    Zero Coupon, 2/15/26                      6,564,640
             United States Treasury Strips,
      800    Zero Coupon, 8/15/08                        393,296
      700    Zero Coupon, 8/15/11                        278,376
      500    Zero Coupon, 11/15/11                       195,315
                                                  --------------
             Total U.S. Government - Stripped
                Security
                (cost $50,756,885)                    54,816,495
------------------------------------------------------------
Supranational Bond--0.9%
             International Bank For
                Reconstruction & Development,
   10,000    8.625%, 10/15/16
                (cost $12,400,900)                    11,847,500
------------------------------------------------------------
Asset Backed Securities--2.0%
             Aesop Funding II LLC,
             Series 1997-1, Class A2, 6.40%,
                10/20/03                               9,959,375
   10,000
             Green Tree Financial Corp.,
             Series 1997-2, Class A7, Zero
                Coupon, 4/15/28                       15,393,750

   15,000(b)
                                                  --------------
             Total Asset Backed Securities
                (cost $29,561,900)                    25,353,125
Corporate Bonds--10.4%
             Associates Corp. of North America,
  $15,000    5.96%, 5/15/37                       $   15,037,500
             Ford Motor Credit Corp.,
   25,000    7.32%, 5/23/02                           25,664,000
             Merck and Co.,
   17,000    5.76%, 5/03/37                           17,170,000
             New Jersey Economic Development
                Authority,
   75,000    Series A, 7.425%, 2/15/29                77,062,500
                                                  --------------
             Total Corporate Bonds
                (cost $136,130,500)                  134,934,000
------------------------------------------------------------
Adjustable Rate Mortgage Pass-Throughs--0.2%
             Ryland Mortgage Participation
                Securities,
             Series 1993-3, Class A-3, 7.4125%,
                9/25/24
                (cost $3,255,579)                      3,214,693
    3,192
                                                  --------------
             Total long-term investments
                (cost $1,277,825,397)              1,295,790,018
SHORT-TERM INVESTMENT--1.3%
------------------------------------------------------------
Repurchase Agreement--1.3%
             Joint Repurchase Agreement
                Account,
                5.58%, 9/02/97
                (cost $16,748,000; (Note 5))          16,748,000
   16,748
------------------------------------------------------------
Total Investments--101.3%
             (cost $1,294,573,397; Note 4)         1,312,538,018
             Liabilities in excess of other
                assets--(1.3%)                       (16,879,562)
                                                  --------------
             Net Assets--100%                     $1,295,658,456
                                                  --------------
                                                  --------------
---------------
AID--Agency for International Development
 (a) Mortgage dollar roll, see Note 1.
 (b) Partial principal amount pledged as collateral for mortgage dollar roll.
 (c) Portion of securities on loan, see Note 4.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5


Statement of Assets and Liabilities                PRUDENTIAL GOVERNMENT INCOME
(Unaudited)                                        FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at value (cost $1,294,573,397)...............................................................      $1,312,538,018
Cash......................................................................................................             200,299
Interest receivable.......................................................................................          11,460,849
Collateral for securities loaned, at value................................................................           5,246,114
Receivable for Fund shares sold...........................................................................             411,419
Due from broker - variation margin........................................................................             159,375
Deferred expenses and other assets........................................................................              38,837
                                                                                                                ---------------
   Total assets...........................................................................................       1,330,054,911
                                                                                                                ---------------
Liabilities
Payable for dollar rolls..................................................................................          22,274,531
Payable upon return of securities loaned..................................................................           5,246,114
Payable for Fund shares reacquired........................................................................           2,526,252
Accrued expenses and other liabilities....................................................................           2,069,340
Dividends payable.........................................................................................           1,345,395
Management fee payable....................................................................................             556,107
Distribution fee payable..................................................................................             378,716
                                                                                                                ---------------
   Total liabilities......................................................................................          34,396,455
                                                                                                                ---------------
Net Assets................................................................................................      $1,295,658,456
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Common stock, at par...................................................................................      $    1,465,389
   Paid-in capital in excess of par.......................................................................       1,415,790,767
                                                                                                                ---------------
                                                                                                                 1,417,256,156
   Accumulated net realized losses on investments.........................................................        (138,243,259)
   Net unrealized appreciation on investments.............................................................          16,645,559
                                                                                                                ---------------
Net assets at August 31, 1997.............................................................................      $1,295,658,456
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($835,007,284 / 94,457,261 shares of common stock issued and outstanding)...........................               $8.84
   Maximum sales charge (4.0% of offering price)..........................................................                 .37
                                                                                                                ---------------
   Maximum offering price to public.......................................................................               $9.21
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($379,514,661 / 42,895,361 shares of common stock issued and outstanding)...........................               $8.85
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($2,483,071 / 280,654 shares of common stock issued and outstanding)................................               $8.85
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($78,653,440 / 8,905,436 shares of common stock issued and outstanding).............................               $8.83
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                      Ended
Net Investment Income                            August 31, 1997
Income
  Interest....................................     $50,293,129
  Income from securities loaned - net.........          29,291
                                                 ---------------
                                                    50,322,420
                                                 ---------------
Expenses
  Management fee..............................       3,374,630
  Distribution fee--Class A...................         643,534
  Distribution fee--Class B...................       1,704,497
  Distribution fee--Class C...................           9,223
  Transfer agent's fees and expenses..........       1,012,000
  Reports to shareholders.....................         252,000
  Custodian's fees and expenses...............         189,000
  Legal fees and expenses.....................          44,000
  Audit fee...................................          35,000
  Directors' fees.............................          22,000
  Registration fees...........................          20,000
  Insurance expense...........................          11,000
  Miscellaneous...............................           7,498
                                                 ---------------
     Total expenses...........................       7,324,382
                                                 ---------------
Net investment income.........................      42,998,038
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
  Investment transactions.....................       2,267,569
  Financial futures contracts.................        (475,500)
                                                 ---------------
                                                     1,792,069
                                                 ---------------
Net change in unrealized appreciation (depreciation) on:
  Investment transactions.....................      10,398,644
  Financial futures contracts.................      (1,319,062)
                                                 ---------------
                                                     9,079,582
                                                 ---------------
Net gain on investments.......................      10,871,651
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $53,869,689
                                                 ---------------
                                                 ---------------

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                      Ended           Year Ended
Increase (Decrease)                August 31,        February 28,
in Net Assets                         1997               1997
Operations
  Net investment income........  $    42,998,038    $   96,065,519
  Net realized gain (loss) on
     investment transactions...        1,792,069       (20,189,194)
  Net change in unrealized
     appreciation
     (depreciation) on
     investments...............        9,079,582       (26,314,444)
                                 ---------------    --------------
  Net increase in net assets
     resulting from
     operations................       53,869,689        49,561,881
                                 ---------------    --------------
Dividends from net investment
  income (Note 1)
     Class A...................      (28,196,158)      (60,005,745)
     Class B...................      (12,169,431)      (33,204,797)
     Class C...................          (73,361)         (151,010)
     Class Z...................       (2,559,088)       (2,703,967)
                                 ---------------    --------------
                                     (42,998,038)      (96,065,519)
                                 ---------------    --------------
Fund share transactions (net of
  share conversions) (Note 6)
  Net proceeds from shares
     subscribed................      111,567,963       326,332,216
  Net asset value of shares
     issued in reinvestment of
     dividends and
     distributions.............       26,375,126        57,955,409
  Cost of shares reacquired....     (251,443,494)     (528,279,294)
                                 ---------------    --------------
  Net decrease in net assets
     from Fund share
     transactions..............     (113,500,405)     (143,991,669)
                                 ---------------    --------------
Total decrease.................     (102,628,754)     (190,495,307)
Net Assets
Beginning of period............    1,398,287,210     1,588,782,517
                                 ---------------    --------------
End of period..................  $ 1,295,658,456    $1,398,287,210
                                 ---------------    --------------
                                 ---------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                      PRUDENTIAL GOVERNMENT INCOME
(Unaudited)                                        FUND, INC.
--------------------------------------------------------------------------------
Prudential Government Income Fund, (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek a high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, and by engaging in various derivative transactions such as the purchase and sale of put and call options.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: The Fund values portfolio securities on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged access. Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.
Securities Lending: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Net investment income (other than distribution
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements                   PRUDENTIAL GOVERNMENT INCOME
(Unaudited)                                     FUND, INC.
--------------------------------------------------------------------------------
fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management, LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and
 .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.
Pursuant to the Class A Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares for the six months ended August 31, 1997.
Pursuant to the Class B Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class B shares at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were charged at an effective rate of .825 of 1% of the average daily net assets of the Class B shares for the six months ended August 31, 1997.
Pursuant to the Class C Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class C shares at an annual rate of up to .825 of 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class C shares. Such expenses under Class C Plan were charged at an effective rate of .75 of 1% of the average daily net assets of the Class C shares for the six months ended August 31, 1997.
PSI advised the Fund that it received approximately $109,400 in front-end sales charges resulting from sales of Class A shares during the six months ended August 31, 1997. From these fees, PMFD paid such sales charges to dealers which in turn paid commissions to salespersons.
PSI has advised the Fund that for the six months ended August 31, 1997 it received approximately $488,500 and $300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of August 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements                   PRUDENTIAL GOVERNMENT INCOME
(Unaudited)                                     FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended August 31, 1997, the Fund incurred fees of approximately $941,200 for the services of PMFS. As of August 31, 1997, approximately $142,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended August 31, 1997, were $563,084,843 and $621,320,456, respectively.
At August 31, 1997, the Series sold 300 financial futures contracts on the U.S. Treasury Index expiring September 1997. The value at disposition of such contracts was $32,618,438. The value of such contracts on August 31, 1997 was $33,937,500 thereby resulting in an unrealized loss of $1,319,062
The federal income tax basis of the Fund's investments at August 31, 1997 was $1,294,874,721 and, accordingly, net unrealized appreciation for federal income tax purposes was $17,663,297 (gross unrealized appreciation-$28,203,630; gross unrealized depreciation-$10,540,333).
The Fund had a capital loss carryforward as of February 28, 1997 of approximately $143,520,000 of which $12,390,000 expires in 1998, $41,964,000 expires in 1999, $1,736,000 expires in 2001, $2,920,000 expires in 2002,
$66,560,000 expires in 2003 and $17,950,000 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.
The average balance of dollar rolls outstanding during the six months ended August 31, 1997 was approximately $7,327,000. The amount of dollar rolls outstanding at August 31, 1997 was $22,274,531, which was 1.7% of total assets. As of August 31, 1997, the Fund had securities on loan with an aggregate market value of $5,184,965. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $5,246,114.
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of August 31, 1997, the Fund had a 1.59% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $16,748,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:
Bear, Stearns & Co., 5.57%, in the principal amount of $352,000,000, repurchase price $352,217,849, due 9/2/97. The value of the collateral including accrued interest was $359,296,411.
Credit Suisse First Boston Corp., 5.53%, in the principal amount of $92,000,000, repurchase price $92,056,529, due 9/2/97. The value of the collateral including accrued interest was $94,579,912.
Credit Suisse First Boston Corp., 5.61%, in the principal amount of $260,000,000, repurchase price $260,162,067, due 9/2/97. The value of the collateral including accrued interest was $266,452,322.
Deutsche Morgan Grenfell, 5.57% in the principal amount of $352,000,000, repurchase price $352,217,849, due 9/2/97. The value of the collateral including accrued interest was $359,040,180.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                   PRUDENTIAL GOVERNMENT INCOME
(Unaudited)                                     FUND, INC.
--------------------------------------------------------------------------------
Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended August 31, 1997:
Shares sold........................    9,952,960   $  86,971,555
Shares issued in reinvestment of
  dividends........................    1,885,763      16,488,423
Shares reacquired..................  (20,162,995)   (176,231,672)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (8,324,272)    (72,771,694)
Shares issued upon conversion from
  Class B..........................    4,623,094      40,381,312
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (3,701,178)  $ (32,390,382)
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1997:
Shares sold........................   23,880,421   $ 211,010,343
Shares issued in reinvestment of
  dividends........................    3,985,757      35,069,511
Shares reacquired..................  (41,836,738)   (368,907,729)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................  (13,970,560)   (122,827,875)
Shares issued upon conversion from
  Class B..........................    9,099,955      79,924,887
Shares reacquired upon conversion
  into Class Z.....................   (1,559,278)    (14,231,482)
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (6,429,883)  $ (57,134,470)
                                     -----------   -------------
                                     -----------   -------------
Class B
-----------------------------------
Six months ended August 31, 1997:
Shares sold........................    1,262,329   $  11,044,573
Shares issued in reinvestment of
  dividends........................      836,805       7,317,801
Shares reacquired..................   (7,252,180)    (63,540,054)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (5,153,046)    (45,177,680)
Shares reacquired upon conversion
  into Class A.....................   (4,619,760)    (40,381,312)
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (9,772,806)  $ (85,558,992)
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1997:
Shares sold........................    4,648,727   $  40,926,466
Shares issued in reinvestment of
  dividends........................    2,285,644      20,127,506
Shares reacquired..................  (16,152,439)   (142,246,190)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (9,218,068)    (81,192,218)
Shares reacquired upon conversion
  into Class A.....................   (9,099,955)    (79,924,887)
                                     -----------   -------------
Net decrease in shares
  outstanding......................  (18,318,023)  $(161,117,105)
                                     -----------   -------------
                                     -----------   -------------
Class C                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended August 31, 1997:
Shares sold........................       50,411   $     442,905
Shares issued in reinvestment of
  dividends........................        6,506          56,915
Shares reacquired..................      (69,194)       (603,594)
                                     -----------   -------------
Net decrease in shares
  outstanding......................      (12,277)  $    (103,774)
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1997:
Shares sold........................      165,423   $   1,461,600
Shares issued in reinvestment of
  dividends........................       13,603         119,788
Shares reacquired..................      (85,011)       (747,770)
                                     -----------   -------------
Net increase in shares
  outstanding......................       94,015   $     833,618
                                     -----------   -------------
                                     -----------   -------------
Class Z
-----------------------------------
Six months ended August 31, 1997:
Shares sold........................    1,500,811   $  13,108,930
Shares issued in reinvestment of
  dividends........................      287,458       2,511,987
Shares reacquired..................   (1,266,298)    (11,068,174)
                                     -----------   -------------
Net increase in shares
  outstanding......................      521,971   $   4,552,743
                                     -----------   -------------
                                     -----------   -------------
March 4, 1996* through
  February 28, 1997:
Shares sold**......................    8,380,612   $  72,933,807
Shares issued in reinvestment of
  dividends........................      299,172       2,638,604
Shares reacquired..................   (1,855,597)    (16,377,605)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion from Class A...    6,824,187      59,194,806
Shares issued upon conversion from
  Class A..........................    1,559,278      14,231,482
                                     -----------   -------------
Net increase in shares
  outstanding......................    8,383,465   $  73,426,288
                                     -----------   -------------
                                     -----------   -------------

---------------
 * Commencement of offering of Class Z shares.
** Includes 6,698,193 shares issued for the acquisition of The Prudential
   Institutional Fund, Income Fund.
--------------------------------------------------------------------------------
                                       11

Financial Highlights (Unaudited)        PRUDENTIAL GOVERNMENT INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                   Class A
                                                  -------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                        Year Ended February 29/28,
                                                  August 31,     ----------------------------------------------------------
                                                     1997          1997         1996         1995        1994        1993
                                                  ----------     --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $   8.76      $   9.04     $   8.59     $   9.13     $  9.40     $  9.17
                                                  ----------     --------     --------     --------     -------     -------
Income from investment operations
Net investment income.........................         0.29          0.60         0.60         0.59        0.61        0.66
Net realized and unrealized gain (loss) on
   investment transactions....................         0.08         (0.28)        0.45        (0.54)      (0.25)       0.35
                                                  ----------     --------     --------     --------     -------     -------
   Total from investment operations...........         0.37          0.32         1.05         0.05        0.36        1.01
                                                  ----------     --------     --------     --------     -------     -------
Less distributions
Dividends from net investment income..........        (0.29)        (0.60)       (0.60)       (0.59)      (0.61)      (0.66)
Distributions in excess of accumulated
   gains......................................           --            --           --           --       (0.02)         --
Distributions from paid-in capital in excess
   of par.....................................           --            --           --           --          --       (0.12)
                                                  ----------     --------     --------     --------     -------     -------
   Total distributions........................        (0.29)        (0.60)       (0.60)       (0.59)      (0.63)      (0.78)
                                                  ----------     --------     --------     --------     -------     -------
Net asset value, end of period................     $   8.84      $   8.76     $   9.04     $   8.59     $  9.13     $  9.40
                                                  ----------     --------     --------     --------     -------     -------
                                                  ----------     --------     --------     --------     -------     -------
TOTAL RETURN(a):..............................         4.26%         3.70%       12.41%         .83%       3.90%      11.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $835,007      $860,319     $945,038     $871,145     $51,673     $61,297
Average net assets (000)......................     $851,050      $884,862     $909,169     $ 95,560     $55,921     $46,812
Ratios to average net assets:
   Expenses, including distribution fees......         0.89%(b)      0.90%        0.91%        0.98%       0.84%       0.84%
   Expenses, excluding distribution fees......         0.74%(b)      0.75%        0.76%        0.83%       0.69%       0.69%
   Net investment income......................         6.57%(b)      6.78%        6.65%        7.45%       6.48%       7.17%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................           44%          107%         123%         206%         80%         36%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights (Unaudited)        PRUDENTIAL GOVERNMENT INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                                       Class B
                                                  ---------------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                            Year Ended February 29/28,
                                                  August 31,     ------------------------------------------------------------------
                                                     1997          1997         1996          1995           1994           1993
                                                  ----------     --------     --------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $   8.77      $   9.04     $   8.60     $     9.13     $     9.40     $     9.17
                                                  ----------     --------     --------     ----------     ----------     ----------
Income from investment operations
Net investment income.........................         0.26          0.54         0.54           0.53           0.53           0.58
Net realized and unrealized gain (loss) on
   investment transactions....................         0.08         (0.27)        0.44          (0.53)         (0.25)          0.35
                                                  ----------     --------     --------     ----------     ----------     ----------
   Total from investment operations...........         0.34          0.27         0.98             --           0.28           0.93
                                                  ----------     --------     --------     ----------     ----------     ----------
Less distributions
Dividends from net investment income..........        (0.26)        (0.54)       (0.54)         (0.53)         (0.53)        (0.58)
Distributions in excess of accumulated
   gains......................................           --            --           --             --          (0.02)            --
Distributions from paid-in capital in excess
   of par.....................................           --            --           --             --             --         (0.12)
                                                  ----------     --------     --------     ----------     ----------     ----------
   Total distributions........................        (0.26)        (0.54)       (0.54)         (0.53)         (0.55)        (0.70)
                                                  ----------     --------     --------     ----------     ----------     ----------
Net asset value, end of period................     $   8.85      $   8.77     $   9.04     $     8.60     $     9.13     $     9.40
                                                  ----------     --------     --------     ----------     ----------     ----------
                                                  ----------     --------     --------     ----------     ----------     ----------
TOTAL RETURN(a):..............................         3.91%         3.12%       11.54%           .24%          3.03%        10.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $379,515      $461,988     $641,946     $  705,732     $2,202,555     $2,680,259
Average net assets (000)......................     $409,843      $543,796     $647,515     $1,735,413     $2,487,990     $2,670,924
Ratios to average net assets:
   Expenses, including distribution fees......         1.56%(b)      1.57%        1.58%          1.66%          1.68%         1.69%
   Expenses, excluding distribution fees......         0.74%(b)      0.75%        0.76%          0.80%          0.69%         0.69%
   Net investment income......................         5.89%(b)      6.11%        5.99%          6.17%          5.64%         6.32%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights (Unaudited)        PRUDENTIAL GOVERNMENT INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                          Class C                              Class Z
                                                  -------------------------------------------------------     ----------
                                                                                              August 1,
                                                  Six Months           Year Ended              1994(c)        Six Months
                                                    Ended            February 29/28,           Through          Ended
                                                  August 31,     -----------------------     February 28,     August 31,
                                                     1997            1997          1996          1995            1997
                                                  ----------     ------------     ------     ------------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $   8.77         $ 9.04        $ 8.60        $ 8.69         $   8.76
                                                  ----------         -----        ------         -----        ----------
Income from investment operations
Net investment income.........................         0.26           0.54          0.54          0.31             0.29
Net realized and unrealized gain (loss) on
   investment transactions....................         0.08          (0.27)         0.44         (0.09)            0.07
                                                  ----------         -----        ------         -----        ----------
   Total from investment operations...........         0.34           0.27          0.98          0.22             0.36
                                                  ----------         -----        ------         -----        ----------
Less distributions
Dividends from net investment income..........        (0.26)         (0.54)        (0.54)        (0.31)           (0.29)
                                                  ----------         -----        ------         -----        ----------
Net asset value, end of period................     $   8.85         $ 8.77        $ 9.04        $ 8.60         $   8.83
                                                  ----------         -----        ------         -----        ----------
                                                  ----------         -----        ------         -----        ----------
TOTAL RETURN(a):..............................         3.95%          3.20%        11.63%         2.75%            4.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $  2,483         $2,569        $1,799        $  204         $ 78,653
Average net assets (000)......................     $  2,440         $2,440        $  765        $  111         $ 75,516
Ratios to average net assets:
   Expenses, including distribution fees......         1.49%(b)       1.50%         1.51%         1.63%(b)         0.74%(b)
   Expenses, excluding distribution fees......         0.74%(b)       0.75%         0.76%         0.88%(b)         0.74%(b)
   Net investment income......................         5.97%(b)       6.19%         5.99%         6.69%(b)         6.72%(b)

                                                  March 4,
                                                  1996(d)
                                                  Through
                                                February 28,
                                                    1997
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   9.13
                                                    ------
Income from investment operations
Net investment income.........................        0.61
Net realized and unrealized gain (loss) on
   investment transactions....................       (0.37)
                                                    ------
   Total from investment operations...........        0.24
                                                    ------
Less distributions
Dividends from net investment income..........       (0.61)
                                                    ------
Net asset value, end of period................    $   8.76
                                                    ------
                                                    ------
TOTAL RETURN(a):..............................        3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 73,411
Average net assets (000)......................    $ 39,551
Ratios to average net assets:
   Expenses, including distribution fees......        0.75%(b)
   Expenses, excluding distribution fees......        0.75%(b)
   Net investment income......................        6.76%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Getting The Most From Your Prudential Mutual Fund.
-------------------------------------------------------------------------------
Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.
-------------------------------------------------------------------------------
Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.
-------------------------------------------------------------------------------
Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. And if you are married and not covered by a retirement plan at work, you and your spouse may each contribute $2,000 a year to an IRA for a total of $4,000.
-------------------------------------------------------------------------------
Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.
-------------------------------------------------------------------------------
Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.
-------------------------------------------------------------------------------
Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and
C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.
-------------------------------------------------------------------------------
Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Donald D. Lennox
Mendel A. Melzer
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shereff, Freidman, Hoffman & Goodman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of August 31, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

                                     BULK RATE
                                    U.S. POSTAGE
                                        PAID
                                     Permit 6807
                                     New York, NY
744339102
744339201   MF128E2
744339300   Cat#6421462
744339409